                                                                     EXHIBIT 1.1

                              Creo Products Inc.

                                 5,000,000 /a
                                            -

                         Common (no par value) Shares

                            Underwriting Agreement

                                                              New York, New York
                                                                          , 1999

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
RBC Dominion Securities Inc.,
as Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

          Creo Products Inc., a corporation organized under the laws of Canada (the "Company"), proposes to issue and sell to the several Underwriters named in
Schedule I hereto, for whom the Representatives are acting as representatives, 4,000,000 Common Shares, no par value ("Common Shares") of the Company, and the persons named in Schedule II hereto ("Selling Shareholders") propose to sell to the several Underwriters 1,000,000 Common Shares (said shares to be issued and sold by the Company and sold by the Selling Shareholders collectively being hereinafter called the "Underwritten Shares"). The Selling Shareholders also propose to grant to the Underwriters an option to purchase up to 750,000 additional Common Shares to cover over-allotments (the "Option Shares" and together with the Underwritten Shares, the "Securities").

          To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used in this Underwriting Agreement shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Underwriting Agreement shall include the feminine and masculine wherever appropriate. Certain terms used in this Underwriting Agreement are defined in Section 20 hereof.

          As part of the offering contemplated by this Agreement, Salomon Smith Barney Inc. ("Salomon Smith Barney") and Merrill Lynch, Pierce, Fenner & Smith

_____________________

     /a/ Plus an option to purchase from the Selling Shareholders up to 750,000
      -
Option Shares to cover over-allotments.

Incorporated ("Merrill Lynch") have agreed to reserve out of the Securities set forth opposite its name on the Schedule I to this Agreement, up to 250,000 Common Shares, for sale to the Company's employees, officers, and directors and other parties associated with the Company (collectively, "Participants"), as set forth in the Prospectuses under the heading "Underwriting" (the "Directed Share Program"). The Shares to be sold by Salomon Smith Barney and Merrill Lynch pursuant to the Directed Share Program (the "Directed Shares") will be sold by Salomon Smith Barney and Merrill Lynch pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants by the end of the business day on which this Agreement is executed will be offered to the public by Salomon Smith Barney and Merrill Lynch as set forth in the Prospectus.

          Two forms of prospectus are to be used in connection with the offering and sale of Securities contemplated by the foregoing, one relating to the offering and sale of the Securities in the United States and one relating to the offering and sale of the Securities in Canada. The forms of prospectuses will be identical except for certain substitute pages. References herein to any prospectus, whether in preliminary or final form, and whether as amended or supplemented, shall include the U.S. and Canadian versions thereof.

          1.   Representations and Warranties.
               ------------------------------

          (i) The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.

               (a) The Company has prepared and filed with the Commission a registration statement (file number 333-78481) on Form F-1, including related preliminary prospectuses, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectuses, each of which has previously been furnished to you. The Company will next file with the Commission either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectuses) or (2) after the Effective Date of such registration statement, final prospectuses in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectuses. As filed, such amendment and form of final prospectuses, or such final prospectuses, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectuses) as the Company has advised you, prior to the Execution Time, will be included or made therein.
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                                                                               3

               (b) Pursuant to orders obtained from the British Columbia and Ontario Securities Commissions (the "Canadian Securities Regulatory Authorities"), the Company meets the requirements under the securities legislation of each of the provinces of British Columbia and Ontario (the "Canadian Qualifying Jurisdictions") and the respective regulations thereunder and the published rules, policy statements, blanket rulings, orders and notices of the securities commission or similar regulatory authority in each of the Canadian Qualifying Jurisdictions, including the rules and procedures established pursuant to National Policy Statement No. 44 of the Canadian Securities Administrators for the pricing of securities after the final prospectus is receipted (the "PREP Procedures"), with respect to the Securities (collectively, the "Canadian Securities Laws"); a Canadian Preliminary Prospectus and a Canadian Final PREP Prospectus have been filed with the Canadian Securities Regulatory Authorities; a final receipt in respect of each of the Canadian Qualifying Jurisdictions has been obtained from each of the Canadian Securities Regulatory Authorities with respect to such Canadian Final PREP Prospectus and any amendment thereto in the form heretofore delivered to you for each of the other Underwriters (together with all documents filed in connection therewith and all documents incorporated by reference therein); no other document with respect to such Canadian Final PREP Prospectus or amendment thereto, has heretofore been filed or transmitted for filing with the Canadian Securities Regulatory Authorities; no order having the effect of ceasing or suspending the distribution of the Shares has been issued by any Canadian Securities Regulatory Authority and no proceeding for that purpose has been initiated or, to the best of the Company's knowledge, threatened by any Canadian Securities Regulatory Authority.

               (c) On the Effective Date, the Registration Statement did or will, and when the Prospectuses are first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined in this Underwriting Agreement) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), each Prospectus (and any amendments or supplements thereto) will comply in all material respects with the applicable requirements of the Act and the rules thereunder and Canadian Securities Laws, as the case may be, and will constitute full, true and plain disclosure of all material facts relating to the Company and its subsidiaries, considered as a whole, and the Securities; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, each Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, each Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,
                                                               --------
     however, that the Company makes no
     -------
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                                                                               4

     representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectuses (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectuses (or any supplement thereto).

               (d) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters in connection with (A) the sale and delivery of the Securities in the manner contemplated by this Underwriting Agreement or
     (B) the sale and delivery by the Underwriters of the Securities as contemplated herein.

               (e) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended, and does not expect to become a PFIC in the future.

               (f) The Company is not a "foreign personal holding company" within the meaning of the United States Internal Revenue Code of 1986, as amended.

               (g) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectuses, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses.

               (h) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectuses, all outstanding shares of capital stock of the subsidiaries [(except for qualifying director shares)] are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances;

               (i) The Company's authorized equity capitalization is as set forth in the Prospectuses; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectuses; the outstanding Common Shares (including the Securities being sold pursuant to the Underwriting Agreement by the Selling Shareholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold under the Underwriting Agreement by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Underwriting Agreement, will be fully paid and nonassessable; the Securities being sold by the Selling Shareholders are duly listed, and admitted and authorized for trading, on the NASDAQ National Market ("NASDAQ") and the Securities being sold under the Underwriting Agreement by the Company are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on NASDAQ and the Securities have been conditionally approved for listing on The Toronto Stock Exchange (the "TSE"), subject only to the filing of documents and evidence of satisfactory distribution in accordance with the rules of such exchange on or before __________, 1999; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectuses under the captions "Capitalization" and "Management", no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

               (j) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectuses under the headings "Description of Share Capital," "Interests of Management and Others in Certain Material Transactions," "Taxation" (in the case of the U.S. Prospectus only) and "Business-Our Joint Venture with Heidelberg" fairly summarize the matters therein described.

               (k) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

               (l) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectuses, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

               (m) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein except such as have been obtained under the Act and the Canadian Securities Laws, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectuses.

               (n) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to,
     (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

               (o) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement, other than those that either have been expressly waived prior to the date hereof, or have been satisfied in full by virtue of including such securities as Securities herein.

               (p) The financial statements of the Company included in the Prospectuses comply as to form in all material respects with the applicable requirements of the Act and the related rules and regulations thereunder and Canadian Securities Laws. The financial statements of the Company included in the Prospectuses present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and changes in financial position of the Company and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles in Canada ("Canadian GAAP"), consistently applied throughout the periods involved except as otherwise stated therein. The summary and selected financial data included in the Prospectuses fairly present, on a basis stated in the Prospectuses, the information included therein and have been compiled on a basis consistent with that of the financial statements included in the Prospectuses. The reconciliation of net income and total shareholders' equity, as reported under Canadian GAAP, to generally accepted accounting principles in the United States ("U.S. GAAP") included in the Prospectuses complies with the requirements of item 18 of Form 20-F under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               (q) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

               (r) Each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except where any failure to own or lease any such property would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses.

               (s) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except, in the case of clauses (ii) and (iii) above, where any such violation or default would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses.

               (t) KPMG LLP and PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectuses, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder and Canadian Securities Laws.

               (u) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof, except in any case in which the failure so to file would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

               (v) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the

     Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

               (w) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all material policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

               (x) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectuses.

               (y) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities reasonably necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as may be subject to restrictions under applicable corporate dividend law or except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

               (z) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with Canadian GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
     (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (aa) The Company has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (bb) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state, provincial, municipal and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto). Except as set forth in the Prospectuses, neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

               (cc) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

               (dd) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") reasonably necessary for the conduct of the Company's business as now conducted or as proposed in the Prospectus to be conducted. Except as set forth in the Prospectuses under the caption "Business--Intellectual Property" and "Business-Legal Proceedings," (a) to the best knowledge of the Company, there are no rights of third parties to any such Intellectual Property; (b) to the best knowledge of the Company, there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the best knowledge of the Company, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Prospectuses as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

               (ee) The Company and its subsidiaries have implemented a comprehensive, detailed program to analyze and address the risk that their computer hardware and software may be unable to recognize and properly execute date-sensitive functions involving certain dates prior to and any dates after December 31, 1999 (the "Year 2000 Problem") and has determined that their computer hardware and software are and will be able to process all date information prior to and after December 31, 1999 without any errors, aborts, delays or other interruptions in operations associated with the Year 2000 Problem, except for errors, aborts, delays or other interruptions in operations associated with the Year 2000 Problem which would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses; and the Company believes, after due inquiry, that each material supplier, vendor, customer or financial service organization used or serviced by the Company and its subsidiaries has remedied or will remedy on a timely basis the Year 2000 Problem, except to the extent that a failure to remedy by any such supplier, vendor, customer or financial service organization would not have a Material Adverse Effect. The Company is in compliance with the Commission's staff legal bulletin No. 5 dated January 12, 1998 related to Year 2000 compliance, as amended to date.

               (ff) Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

               (gg) The Company has duly authorized, executed and delivered the Agreement made as of May 4, 1998 between the Company and Heidelberger Druckmaschinen AG ("Heidelberg") (the "JV Agreement"); the JV Agreement constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms; and except as disclosed in the Prospectuses, neither the Company nor, to the best of the Company's knowledge, Heidelberg is in default in the performance or observance of any obligation, agreement, covenant or condition contained in the JV Agreement.

               (hh) Other than as described in the Prospectuses, under the current laws and regulations of Canada, all dividends and other distributions declared and payable on the Common Shares may be paid by the Company to the stockholders in Canada in Canadian Dollars that may be converted into foreign currency and freely transferred out of Canada, and all such dividends and other distributions made to shareholders who are not residents of Canada will not be subject to Canada income, withholding or other taxes under the laws and regulations of Canada and are otherwise free and clear of any other tax, duty withholding or deduction in Canada and without the necessity of obtaining any governmental authorization in Canada.

          Furthermore, the Company represents and warrants to Salomon Smith Barney and Merrill Lynch that (i) the Registration Statement, the Prospectuses and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectuses or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

          Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

          (ii) Each Selling Shareholder, severally and not jointly, represents and warrants to, and agrees with, each Underwriter that:

               (a) Such Selling Shareholder is the lawful owner of the Common Shares to be sold by such Selling Shareholder hereunder and upon the sale and delivery of, and payment for, such Securities as provided herein, the Selling Shareholder will convey to the Underwriters good and valid title to such Common Shares, free and clear of all pledges, liens, encumbrances, equities and clauses whatsoever.

               (b) Such Selling Shareholder has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (c) Certificates in negotiable form for such Selling Shareholder's Common Shares have been placed in custody, for delivery pursuant to the terms of this Underwriting Agreement, under a Custody Agreement and Power of Attorney duly authorized (if applicable), executed and delivered by such Selling Shareholder, in the form heretofore furnished to you (the "Custody Agreement"), with Leon Getz., Esq., American Securities & Transfer Inc. as Custodian (the "Custodian"); the Securities represented by the certificates so held in custody for each Selling Shareholder are subject to the interests under this Underwriting Agreement of the Underwriters; the arrangements for custody and delivery of such certificates, made by such Selling Shareholder under this Underwriting Agreement and under the Custody Agreement, are not subject to termination by any acts of such Selling Shareholder, or by operation of law, whether by the death or incapacity of such Selling Shareholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of the Securities under this Underwriting Agreement, certificates for Securities will be delivered by the Custodian in accordance with the terms and conditions of this Underwriting Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

               (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Shareholder of the transactions contemplated in this Underwriting Agreement, except such as may have been obtained under the Act and the Canadian Securities

     Laws and such as may be required under the blue sky laws of any jurisdiction and the securities laws of any jurisdiction outside the United States in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

               (e) None of the execution and delivery of the Custody Agreement, the sale of the Common Shares being sold by the Selling Shareholder or the consummation of any other of the transactions contemplated in this Underwriting Agreement by such Selling Shareholder or the fulfillment of the terms hereof by such Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or the Certificate of Incorporation or By-laws of such Selling Shareholder if such Selling Shareholder is a corporation, the partnership agreement of such Selling Shareholder if such Selling Shareholder is a partnership or any comparable organizational documents if such Selling Shareholder is another form of organization, or the terms of any indenture or other agreement or instrument to which such Selling Shareholder is a party or bound, or any judgment, order or decree applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder.

               (f) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters in connection with (A) the sale and delivery by such Selling Shareholder of Common Shares to or for the respective accounts of the Underwriters in the manner contemplated herein, and (B) the sale and delivery by the Underwriters of such Common Shares in the manner contemplated herein.

               (g) Without having to determine independently the accuracy or completeness of either the representations and warranties of the Company contained herein or the information contained in the Registration Statement, such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Prospectuses or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Common Shares by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectuses or any supplement thereto.

               (h) In respect of any statements in or omissions from the Registration Statement and or the Prospectuses or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by any Selling Shareholder specifically for use in connection with the preparation thereof, such Selling Shareholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph (i)(c) of this Section.

               (i) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectuses, except as expressly provided in the Prospectuses for the sale of Securities by the Selling Shareholders, such Selling Shareholder shall not exercise any registration rights relating to the Common Shares and shall not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any Common Shares or securities of the Company that are substantially similar to the Common Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Shares or any such substantially similar securities (other than pursuant to employee share options outstanding as of, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement) without your prior written consent.

               (j) In order to document the Underwriters/'/ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly contemplated and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

          Any certificate signed by any officer of any Selling Shareholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each Underwriter.

          2.   Purchase and Sale.
               -----------------

               (a) Subject to the terms and conditions and in reliance upon the representations and warranties in this Underwriting Agreement set forth, the Company and the Selling Shareholders agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a
     purchase price of U.S. $          per Common Share, the amount of the
     Underwritten Shares set forth opposite such Underwriter's name in Schedule I to this Underwriting Agreement.

               (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Shareholders named in Schedule II hereto hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 750,000 Option Shares at the same purchase price per share as the Underwriters shall pay for the Underwritten

     Shares. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Shares by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectuses upon written notice by the Representatives to such Selling Shareholders setting forth the number of shares of the Option Shares as to which the several Underwriters are exercising the option and the settlement date. The maximum number of Option Shares which each Selling Shareholder agrees to sell is set forth in
     Schedule II hereto. In the event that the Underwriters exercise less than their full over-allotment option, the number of Option Shares to be sold by each Selling Shareholder listed on Schedule II shall be, as nearly as practicable, in the same proportion as the maximum number of Option Shares to be sold by each Selling Shareholder and the number of Option Shares to be sold. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Shares to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

          3.   Delivery and Payment.  Delivery of and payment for the
               ---------------------
Underwritten Shares and the Option Shares (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on , 1999, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and the Selling Shareholders or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company and each of the Selling Shareholders to or upon the order of the Company and the Selling Shareholders by wire transfer payable in same-day funds to the accounts specified by the Company and the Selling Shareholders. Delivery of the Underwritten Shares and the Option Shares shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

          Each Selling Shareholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Shareholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

          If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Selling Shareholders named in Schedule II hereto will deliver the Option Shares (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Selling Shareholders named in Schedule II by wire transfer payable in same-day funds to the accounts specified by the Selling Shareholders named in Schedule II hereto. If settlement for the Option Shares occurs after the Closing Date, such Selling Shareholders will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

          4.   Offering by Underwriters.  It is understood that the several
               -------------------------
Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

          5.   Agreements.
               ----------

     (i)  The Company agrees with the several Underwriters that:

               (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or amendment or supplement to the Prospectuses or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, (1) if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the U.S. Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and (2) the Company will cause to be filed the supplemented Final PREP Prospectus (the "Canadian Supplemental PREP Prospectus") setting forth the information that was omitted from the Canadian Final PREP Prospectus not later than the close of business on the second business day after the execution and delivery of this Agreement; and the Company, in each case, will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectuses, and any amendment or supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or with any Canadian Securities Regulatory Authority, or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or any Canadian

     Securities Regulatory Authority or their staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectuses or for any additional information, (5) of the issuance by the Commission or any Canadian Security Regulatory Authority of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act or the Canadian Securities Laws, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus to comply with the Act, the Canadian Securities Laws, or the rules thereunder, the Company promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission and the Canadian Securities Regulatory Authorities subject to the second sentence of paragraph (i)(a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

               (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

               (d) The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act and the Canadian Securities Laws, as many copies of each Preliminary Prospectus and the Prospectuses and any supplement or amendment thereto, at such times and at such locations as the Representatives may reasonably request.

               (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

               (f) The Company will not, without the prior written consent of Salomon Smith Barney, offer, announce an offering of, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, of any Common Shares or any securities convertible into, or exercisable, or exchangeable for, Common Shares, including the filing (or participation in the filing) of a registration statement with the Commission in respect of Common Shares, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, for a period of 180 days after the date of the Underwriting Agreement, provided, however, that the Company may issue and sell Common Shares pursuant to any stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time for the benefit of the Company's employees, consultants and directors and the Company may issue Common Shares issuable upon the conversion of securities or the exercise of warrants outstanding at Execution Time.

               (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares.

               (h) The Company will furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants and prepared in conformity with Canadian GAAP together with a reconciliation of net income and total shareholders' equity to U.S.
     GAAP) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the first fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for each quarter in reasonable detail.

               (i) The Company [and the Selling Shareholders (in proportion to the number of Securities being offered by each of them, including any Option Shares which the Underwriters shall have elected to purchase)] agree to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission and Canadian Securities Regulatory Authorities of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, each Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, each Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Underwriting Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Act and the listing of the Common Shares on the NASDAQ and TSE; (vii) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (viii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (ix) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (x) the fees and expenses of the Company's accountants, the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Shareholders and the fees and expenses of the transfer agent and registrar of the Common Shares; and (xi) all other costs and expenses incident to the performance by the Company and the Selling Shareholders of their obligations under the Underwriting Agreement.

               (j) That in connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. Salomon Smith Barney and Merrill Lynch will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer restrictions upon such period of time.

               (k) The Company shall pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

          Furthermore, the Company covenants with Salomon Smith Barney and Merrill Lynch that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program, as identified by Salomon Smith Barney and/or Merrill Lynch.

          (ii) Each Selling Shareholder agrees with the several Underwriters that:

               (a) Such Selling Shareholder will not, without the prior written consent of Salomon Smith Barney, offer, sell, contract to sell, pledge, hedge, announce an offering of or otherwise dispose of (whether by actual disposition or effective economic disposition) any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, including a request to file (or participation in the filing of) a registration statement, with the Commission in respect of Common Shares, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Common Shares for a period of 180 days after the date of this Underwriting Agreement, other than Common Shares disposed of as bona fide gifts approved by Salomon Smith Barney Inc. and other than Common Shares transferred as bona fide gifts for estate planning purposes or to trusts of which the transferor or the spouse of the transferor is an annuitant, governed by a retirement savings plan, retirement income fund or deferred profit sharing plan and in respect of which the Common Shares will be qualified investments under the Income Tax Act (Canada); provided the trustee of the trust agrees to be bound by the foregoing provisions.

               (b) Such Selling Shareholder will not take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares.

               (c) Such Selling Shareholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of (i) any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement or the Prospectuses relating to such Selling Shareholder or (iii) any new material information relating to the Company or relating to any matter stated in the Prospectuses which comes to the attention of such Selling Shareholder.

               (d) Selling Shareholder will comply with the agreement contained in Section 5(i)(i).

          6.   Conditions to the Obligations of the Underwriters.  The
               --------------------------------------------------
obligations of the Underwriters to purchase the Underwritten Shares and the Option Shares, as the case may be, shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Selling Shareholders contained in this Underwriting Agreement as of the Execution Time, the Closing Date and any settlement date pursuant to
Section 3 hereof, to the accuracy of the statements of the Company and the Selling Shareholders made in any certificates pursuant to the provisions hereof, to the performance in all material respects by the Company and the Selling Shareholders of their respective obligations under this Underwriting Agreement and to the following additional conditions:

               (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than
     (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of either of the Prospectuses, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectuses, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened and (ii) the Canadian Supplemental PREP Prospectus shall have been filed with the Canadian Securities Regulatory Authorities not later than the close of business on the second business day following the execution and delivery of this Agreement; no stop order suspending the distribution of the Common Shares shall have been issued or threatened by any Canadian Securities Regulatory Authority; and all requests for additional information on the part of any Canadian Securities Regulatory Authority shall have been complied with to your reasonable satisfaction.

               (b) The Company shall have requested and caused Wilson Sonsini Goodrich & Rosati, a Professional Corporation, U.S. counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, in form and substance satisfactory to you, to the effect that:

               (i) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectuses, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or the U.S. Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; the descriptions contained in the U.S. Prospectus under the heading "Taxation - United States Federal Income Taxes" and "Shares Eligible for Future Sale - U.S. Resale Restrictions" constitute fair summaries of those statutes and regulations discussed therein applicable to the offering of the Securities and fairly summarize the matters therein described;

               (ii) the Registration Statement has become effective under the Act; any required filing of the U.S. Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the U.S. Prospectus (except as to financial statements, financial and statistical data and supporting schedules contained therein, as to which such counsel need express no opinion) complies as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

               (iii) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectuses, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended;

               (iv) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated in the Underwriting Agreement except such as have been obtained under the Act, such filings as may be required by Rule 424(b) or Rule 463 of the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in the Underwriting Agreement and in the Prospectuses and such other approvals (specified in such opinion) as have been obtained;

               (v) The Company is not, and giving consideration to the consummation of the transactions contemplated hereby and the application of the proceeds as described in the Registration Statement under the caption "Use of Proceeds," the Company will not thereby become, as of the Execution Time, a PFIC within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended (the "Code").

          In addition, such counsel shall include a statement to the effect that such counsel has participated in conferences with officials and other representatives of the Company, the Representatives, underwriter's counsel and the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectuses and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectuses, nothing has come to the attention of such counsel which cause them to believe that, at the time the Registration Statement became effective, the Registration Statement (except as to financial statements, financial and statistical data and supporting schedules contained therein, as to which such counsel need express no opinion, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later Option Closing Date, as the case may be, the Registration Statement or the Prospectuses (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Reference to the Prospectuses in this paragraph (b) include any supplements thereto at the Closing Date.

               (c) The Company shall have requested and caused Getz Prince Wells, Canadian counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, in form and substance satisfactory to you, to the effect that:

               (i) each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectuses, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification;

               (ii) all the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectuses, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

               (iii) the Company's authorized equity capitalization is as set forth in the Prospectuses; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectuses; the outstanding Common Shares (including the Securities being sold pursuant to the Underwriting Agreements by the Selling Shareholders), have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold under the Underwriting Agreement by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Underwriting Agreement, will be fully paid and nonassessable; the Securities being sold by the Selling Shareholders are duly listed, and admitted and authorized for trading, on the NASDAQ National Market ("NASDAQ") and the Securities being sold under the Underwriting Agreement by the Company are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on NASDAQ and the Securities have been conditionally approved for listing on The Toronto Stock Exchange (the "TSE"), subject only to the filing of documents and evidence of satisfactory distribution in accordance with the rules of such exchange on or before __________, 1999; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectuses, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

               (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectuses, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required; the statements contained in the U.S. Prospectus under the headings "Exchange Controls," "Shares Eligible for Future Resale - Canadian Resale Restrictions," in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein; and the statements in the Prospectuses under the headings "Description of Share Capital", and "Business - Intellectual Property," "Business - Our Joint Venture With Heidelberg," "Risk Factors - If we are unable to protect our intellectual property and proprietary technology, we may lose the competitive advantage that they currently provide" and "Risk Factors - If others claim that our products infringe upon their intellectual property rights, we may be forced to seek expense licenses, reengineer our products, engage in expensive and time-consuming litigation or stop marketing the challenged products" fairly summarize the matters therein described;

               (v) each of the Underwriting Agreement and the JV Agreement have been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company and is enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought; provided that such counsel may express no opinion as to the enforceability of the indemnification and contribution provisions of Section 8 of the Underwriting Agreement;

               (vi) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated in the Underwriting Agreement except such as have been obtained under the Canadian Securities Laws and such approvals (specified in such opinion) as have been obtained;

               (vii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated in the Underwriting Agreement will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to,
          (i) the charter or by-laws of the Company or its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties;

               (viii) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement, other than those that either have been expressly waived prior to the date hereof, or have been satisfied in full by virtue of including such securities as Securities herein;

               (ix) to ensure the legality, validity, enforceability or admissibility into evidence of this Underwriting Agreement and any other document required to be furnished hereunder or thereunder in Canada, it is not necessary that this Underwriting Agreement or any such other document be filed or recorded with any court or other authority, provided such documents are executed outside of, or that any stamp, registration or similar tax be paid on or in respect of any such document or the Shares in connection with the sale of Securities to the Underwriters;

               (x) a court of competent jurisdiction in the Province of British Columbia (a "British Columbia Court") would give effect to the choice of law of the State of New York ("New York law") as the proper law governing the Underwriting Agreement, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction), is not penal in nature and provided that such choice of law is not contrary to public policy, as that term is applied by a British Columbia Court; provided however, the choice of law will only be effective with regard to substantive law, and the procedural laws of the Province of British Columbia as the jurisdiction in which the substantive rights are being enforced will apply to the enforcement of the rights of the parties to the Underwriting Agreement; in such counsel's opinion, there are no reasons under the laws of Canada or of the Province of British Columbia or the laws of Canada applicable therein for avoiding on public policy grounds the choice of New York law to govern the Underwriting Agreement.

               (xi) in an action on a final and conclusive judgment in personam of any federal or state court in the State of New York (a "New York Court") from which no appeal is pending and for which the time limits for appeal have expired, that is not impeachable as void or voidable under New York law, and that is for a sum certain, a British Columbia Court would give effect to the appointment by the Company of CT Corporation System as its agent to receive service of process in the United States of America under the Underwriting Agreement and to the provisions in the Underwriting Agreement whereby the Company submits to the non-exclusive jurisdiction of a New York Court.

               (xii) if the Underwriting Agreement is sought to be enforced in the Province of British Columbia in accordance with the laws applicable thereto as chosen by the parties, namely New York law, a British Columbia Court would, subject to paragraph (x) above, recognize the choice of New York law and, upon appropriate evidence as to such law being adduced, apply such law to all issues which under the conflicts of laws rules of the Province of British Columbia are to be determined in accordance with the proper or governing law of a contract, provided that none of the provisions of the Underwriting Agreement, or of New York law, are contrary to public policy as that term is applied by a British Columbia Court; provided however, that
          (A) in matters of procedure, the laws of the Province of British Columbia will be applied, and a British Columbia

          Court will retain discretion to decline to hear such action if it is contrary to public policy, as that term is applied by a British Columbia Court, for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere, (B) a British Columbia Court will not recognize and apply foreign revenue, penal, expropriatory or similar laws, or laws contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada), (C) interest payable on a judgement debt may be limited by the Interest Act (Canada) and the Judgement Interest Act (British Columbia), (D) the Currency Act (Canada), in effect precludes a British Columbia Court from giving a judgement in any currency other than the lawful money of Canada, and
          (E) the enforceability of any claim in an action brought in a British Columbia Court may be limited by applicable bankruptcy, insolvency or other laws of general application limiting the enforcement of creditors' rights generally. Except with respect to the provisions of the Underwriting Agreement relating to indemnification and contribution (as to which such counsel need not express my opinion), public policy as applied by a British Columbia Court would not be contravened by reasons solely of the provisions of the Underwriting Agreement nor would it preclude a British Columbia Court from exercising its power to enforce the Underwriting Agreement.

               (xiii) the laws of the Province of British Columbia and the laws of Canada applicable therein permit an action to be brought in a British Columbia Court of competent jurisdiction on a final and conclusive judgement in personam of a New York Court that is subsisting and unsatisfied respecting the enforcement of the Underwriting Agreement from which no appeal is pending and for which the time limits for appeal have expired, that is not impeachable as void or voidable under New York law for a sum certain if: (A) the New York Court rendering such judgement had jurisdiction over the judgement debtor as recognized by a British Columbia Court (and submission by the Company to the jurisdiction of a New York Court pursuant to the Underwriting Agreement will be sufficient for this purpose); (B) such judgement was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy as such term is understood under the laws of the Province of British Columbia; or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada); (C) the enforcement of such judgement would not be contrary to the laws of general application limiting the enforcement of creditors' rights including bankruptcy, reorganization, winding up, moratorium and similar laws and does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws in the Province of British Columbia; (D) no new admissible evidence relevant to the action is discovered prior to the rendering of judgement by a British Columbia Court; (E) interest payable on any of the Securities is not characterized by a British Columbia Court as interest payable at a criminal rate within the meaning of Section 347 of the Criminal Code (Canada); and (F) the action to enforce such judgement is commenced within applicable time periods. Under the Currency Act (Canada), a British Columbia Court may only give judgement in Canadian dollars. Under the laws of British Columbia, the appropriate date for such conversion when the action is on a foreign judgement may be other than the date of payment of the judgement. Except with respect to the provisions of the Underwriting Agreement relating to indemnification and contribution (as to which such counsel may express no opinion), the enforcement of such judgement would not, based solely upon the provisions of the Underwriting Agreement, be inconsistent with public policy, as such term is applied by a British Columbia Court.

               (xiv) no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to Canada or to any political subdivision or taxing authority thereof or therein in connection with
          (A) the delivery of the Common Shares in the manner contemplated by this Underwriting Agreement or (B) the sale and delivery by the Underwriters of the Common Shares, as the case may be, as contemplated herein;

               (xv) other than as described in the Prospectuses, under the current laws and regulations of Canada, all dividends and other distributions declared and payable on the Common Shares may be paid by the Company to the stockholders, in Canadian dollars that may be converted into foreign currency and freely transferred out of Canada, and all such dividends and other distributions made to holders of the Common Shares who are non-residents of Canada will not be subject to Canada income, withholding or other taxes under the laws and regulations of Canada and are otherwise free and clear of any other tax, duty withholding or deduction in Canada and without the necessity of obtaining any governmental authorization in Canada;

               (xvi) the Canadian Final PREP Prospectus and any further amendments and supplements thereto made by the Company prior to the Closing Date (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of Canadian Securities Laws and the rules and regulations thereunder; such counsel has no reason to believe that on the Effective Date or at the Execution Time, the Registration Statement or any further amendment thereto made by the Company prior to the Closing Date (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (all within the meaning of the Securities Act (British Columbia)), or that, as of the date thereof and or the Closing Date, the Prospectuses or any further amendment of supplement thereto made by the Company prior to the Closing Date (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (all within the meaning of the Securities Act (British Columbia));

               (xvii) a final receipt in respect of each of the Canadian Securities Regulatory Authorities has been obtained in respect of the Canadian Final PREP Prospectus and any further amendments thereto filed with such authorities and all necessary documents have been filed, all necessary proceedings have been taken and all necessary authorizations, approvals, permits and consents have been obtained under the Canadian Securities Laws to permit the Securities to be offered, sold and delivered, as contemplated by this Agreement, to the public in each of the Canadian Qualifying Jurisdictions through investment dealers or brokers registered under the applicable laws of each such jurisdiction who have complied with all relevant provisions of such laws. No other Governmental Authorization governmental authorization in Canada is required for the sale and delivery of the Securities by the Company or the Selling Shareholders to or for the respective accounts of the Underwriters or the sale and delivery of the Securities by the Underwriters in accordance with the terms of this Agreement, the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated by this Underwriting Agreement;

               (xviii) the Securities are eligible investments, without resort to the so-called "basket provisions", or their purchase is not prohibited or restricted, in each case subject to the general investment provisions, and in certain cases subject to prudent investor requirements and to additional requirements relating to investment or lending policies, standards, procedures or goals, under or by the following statutes and, where applicable, the relevant regulations: Insurance Companies Act (Canada); Pension Benefits Standards Act, 1985 (Canada); Trust and Loan Companies Act (Canada); Financial Institutions Act (British Columbia); Pension Benefits Standards Act (British Columbia); Loan and Trust Corporations Act (Ontario); and Pension Benefits Act (Ontario); and

                  (xix) The Underwriting Agreement has been duly executed and delivered by the Company.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than Canada and Province of British Columbia, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Reference to the Prospectuses in this paragraph (c) include any supplements thereto at the Closing Date.

                  (d) The Selling Shareholders shall have requested and caused __________, counsel for the Selling Shareholders, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives, in form and substance satisfactory to you, to the effect that:

                  (i) the Underwriting Agreement and the Custody Agreement have been duly authorized, executed and delivered by the Selling Shareholders, the Custody Agreement is valid and binding on the Selling Shareholders and each Selling Shareholder has full legal right and authority to sell, transfer and deliver in the manner provided in the Underwriting Agreement and the Custody Agreement the Securities being sold by such Selling Shareholder under the Underwriting Agreement;

                  (ii) the delivery by each Selling Shareholder to the several Underwriter of certificates for the Securities being sold under the Underwriting Agreements by such Selling Shareholder against payment therefor as provided in the Underwriting Agreement, will pass good and marketable title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever;

                  (iii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Selling Shareholder of the transactions contemplated in the Underwriting Agreement, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction outside the United States in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                  (iv) neither the sale of the Securities representing deposited shares being sold by any Selling Shareholder nor the consummation of any other of the transactions contemplated in the Underwriting Agreement by any

          Selling Shareholder or the fulfillment of the terms hereof by any Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or By-laws of the Selling Shareholder or the terms of any indenture or other agreement or instrument known to such counsel and to which any Selling Shareholder or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to any Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Shareholder;

               (v) the the submission of such Selling Shareholder to the non-exclusive jurisdiction of the New York Courts and the appointment of CT Corporation as its designee, appointee and authorized agent for the purpose described in Section 15 hereof are legal, valid and binding under the laws of the State of New York; and service of process in the manner set forth in Section 15 hereof is effective under the laws of the State of New York to confer valid personal jurisdiction over such Selling Shareholder; and

               (vi) the choice of law provision set forth in Section 14 hereof is legal, valid and binding under the laws of the jurisdiction of organization or residence of the Seller Stockholder ("Home Jurisdiction") and such counsel knows of no reason why the courts would not give effect to the choice of New York law as the proper law of this Underwriting Agreement; such Selling Shareholder has the legal capacity to sue and be sued in its own name under the laws of the Home Jurisdiction; such Selling Shareholder has the power to submit, and has irrevocably submitted, to the non-exclusive jurisdiction of the New York Courts and has validly and irrevocably appointed CT Corporation as its designee, appointee and authorized agent for the purpose described in Section 15 hereof under the laws of the Home Jurisdiction; the irrevocable submission of such Selling Shareholder to the non-exclusive jurisdiction of the New York Courts and the waivers by such Selling Shareholder of any immunity and any objection to the venue of the proceeding in a New York Court herein are legal, valid and binding under the laws of the Home Jurisdiction and such counsel knows of no reason why the courts of the Home Jurisdiction would not give effect to the submission and waivers; service of process in the manner set forth in Section 15 hereof, will be effective to confer valid personal jurisdiction over such Selling Shareholder under the laws of the Home Jurisdiction; and the courts in the Home Jurisdiction will recognize as valid and final, and will enforce, any final and conclusive judgment against the Company obtained in a New York Court arising out of or in relation to the obligations of the Company under this Underwriting Agreement.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the Home

     Jurisdiction; the State of                   or  the Federal laws of the
     United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and the International Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Shareholders and public officials.

               (e) The Representatives shall have received from Munger, Tolles & Olson LLP, and Osler, Hoskin & Harcourt, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectuses (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Shareholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (f) The Company shall have requested and caused Thorsteinssons, Canadian tax counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, in form and substance satisfactory to you, to the effect that (i) the statements contained in the U.S. Prospectus under the heading "Taxation--Canadian Income Tax Consequences," insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and procedures and fairly summarize the matters referred to therein; and (ii) the Securities are qualified investments under the Income Tax Act (Canada) and the regulations thereunder (the "Tax Act") for trusts governed by a registered retirement savings plan, registered retirement income fund or deferred profit sharing plan (collectively, "Deferred Income Plans"); and the Securities are not foreign property under the Tax Act for Deferred Income Plans and other persons subject to tax under Part XI of the Tax Act.

               (g) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectuses, any supplements to the Prospectuses and the Underwriting Agreements and that:

               (i) the representations and warranties of the Company in the Underwriting Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, no order, ruling or determination having the effect of suspending the sale or ceasing the trading of the Securities has been issued, and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included in the Prospectuses (exclusive of any supplement thereto), there has been no Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto).

               (h) Each Selling Shareholder shall have furnished to the Representatives a certificate, signed by [the Chairman of the Board or the President and the principal financial or accounting officer of] such Selling Shareholder, dated the Closing Date, to the effect that the signer[s] of such certificate have carefully examined the Registration Statement, the Prospectuses, any supplement to either of the Prospectuses and this Underwriting Agreement and that the representations and warranties of such Selling Shareholder in this Underwriting Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

               (i) The Company shall have requested and caused KPMG LLP to have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder and Canadian Securities Laws and that they have performed a review of the unaudited interim financial information of the Company for the six-month period ended March 31, 1999 and as at March 31, 1999 , in accordance with Canadian GAAP and Statement on Auditing Standards No. 71, and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules included in the Registration Statement and the Prospectuses and reported on by them comply as to form in all material respects with Canadian GAAP and the regulations issued by the Canadian Securities Regulatory Authorities and the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission; and all necessary adjustments to net income and shareholders' equity for the periods presented that would be required if U.S. generally accepted accounting principles had been applied have been made;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with generally accepted auditing standards applicable in Canada and standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the six- month period ended March 31, 1999, and as at March 31, 1999, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the audit, compensation and committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to September 30, 1998, nothing came to their attention which caused them to believe that:

                    (1) any unaudited financial statements included in the
               Registration Statement and the Prospectuses do not comply as to form in all material respects with Canada's generally accepted accounting principles and the regulations issued by the Canadian Securities Regulatory Authorities and applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to registration statements on Form F-1; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectuses; and all necessary adjustments to net income and shareholders' equity for such interim period that would be required if U.S. generally accepted accounting principles had been applied have been made;

                    (2) With respect to the period subsequent to March 31,
               1999, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the March 31, 1999, consolidated balance sheet included in the Registration Statement and the Prospectuses, or for the period from April 1, 1999 to such specified date there were any decreases, as compared with the corresponding period in the preceding year and the corresponding period in the preceding quarter in net revenues or income before income taxes or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                      (3) the information included in the Registration Statement and Prospectuses in response to Form 20-F, Item 8 (Selected Financial Data) and Item 11 (Compensation of Directors and Officers) is not in conformity with the applicable disclosure requirements of Form 20-F; and

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectuses, including the information set forth under the captions "Selected Consolidated Financial Data", "Capitalization", Management's Discussion and Analysis of Financial Condition and Results of Operation", "Business", and "Management" in the Prospectuses, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation;

     References to the Prospectuses in this paragraph (i) include any supplement thereto at the date of the letter.

               (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectuses (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 6 or
     (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses (exclusive of any supplement thereto) the effect of which, in any case referred to in clause
     (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectuses (exclusive of any supplement thereto).

               (k) Prior to the Closing Date, the Company and the Selling Shareholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

               (l) The Securities shall have been listed and admitted and authorized for trading on the NASDAQ and the TSE, and satisfactory evidence of such actions shall have been provided to the Representatives.

               (m) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer and director of the Company and the persons listed on
     Schedule III hereto addressed to the Representatives.

               If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Underwriting Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Underwriting Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Underwriting Agreement and all obligations of the Underwriters under this Underwriting Agreement may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancelation shall be given to the Company and each Selling Shareholder in writing or by telephone or facsimile confirmed in writing.

               The documents required to be delivered by this Section 6 shall be
     delivered at the office of                     , counsel for the
     Underwriters, at             , on the Closing Date.

          7.   Reimbursement of Underwriters' Expenses.  If the sale of the
               ----------------------------------------
Securities provided for in this Underwriting Agreement is not consummated because any condition to the obligations of the Underwriters set forth in
Section 6 hereof is not satisfied, because of any termination pursuant to
Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Shareholders to perform any agreement in this Underwriting Agreement or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been approved by Salomon Smith Barney and that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8.   Indemnification and Contribution.
               --------------------------------

               (a) The Company and Daniel Gelbart (referred to as the "Designated Stockholder"), jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act, the Canadian Securities Laws, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, as originally filed or in any amendment thereof, or in any Preliminary Prospectus or in either of the Prospectuses, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Designated
                          --------  -------
     Stockholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. The Company and the Designated Stockholder acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities, and, under the heading "Underwriting", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences relating to offers and sales not being made by brokers and dealers not registered under the U.S. Securities laws and Candian Securities Laws, respectively, (iii) the sentences related to concessions and reallowances, and (iv) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectuses constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectuses. This indemnity agreement will be in addition to any liability which the Company or the Selling Shareholders may otherwise have. In addition, the indemnity agreement contained in this paragraph (a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchasing the Securities which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Securities, a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person within the time required by the Act and the regulations thereunder and the applicable Canadian Securities Laws and the untrue statement or omission or alleged untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).

               (b) The Company agrees to indemnify and hold harmless Salomon Smith Barney and Merrill Lynch and each person, if any, who controls Salomon Smith Barney and Merrill Lynch within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act ("Salomon and Merrill Entities"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to the Prospectus or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, when considered in conjunction with the Prospectus or any applicable preliminary prospectus, not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of the shares which immediately following the effective of the Registration Statement, were subject to a properly confirmed agreement to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, provided that, the Company shall not be responsible under this subparagraph (iii) for any losses, claim, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Salomon and Merrill.

               (c) Each Selling Shareholder severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of the Act, Exchange Act or the Canadian Securities Laws and each other Selling Shareholder, if any, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Selling Shareholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Selling Shareholder may otherwise have.

               (d) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Shareholder, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Shareholder acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences relating to offers and sales being made by brokers and dealers not registered under the U.S. Securities and Canadian Securities Laws, respectively, (iii) the sentences related to concessions and reallowances, (iv) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectuses constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectuses.

               (e) Promptly after receipt by an indemnified party under this
     Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph
     (a), (b), (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c) or (d) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to
                   --------  -------
     the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought under this Underwriting Agreement (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 8(b) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Salomon Smith Barney for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control Salomon Smith Barney within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act.

               (f) In the event that the indemnity provided in paragraph (a),
     (b), (c) or (d) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the indemnifying parties severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the indemnified parties may be subject in such proportion as is appropriate to reflect the relative benefits received by the indemnifying parties from the offering of the Securities; provided, however, that in no
                                                  --------  -------
     case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter under this Underwriting Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying parties severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying parties in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Shareholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Selling Shareholders on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (f).

               (g) The liability of the Designated Shareholder under the indemnity and contribution Agreements contained in this Section 8 shall not exceed the lesser of (A) the aggregate net proceeds received by the Designated Shareholder upon the sale of the Common Stock by the Designated Shareholder to the Underwriters and (B) the proportion of the aggregate losses, claims, damages or liabilities indemnified against or for which contribution is made which equals the proportion which the number of shares being sold by the Designated Shareholder bears to the total number of shares being sold by the Company and all Selling Shareholders. The Company and the Selling Shareholders may agree, as among themselves and without limiting the rights of the Underwriters under this Underwriting Agreement, as to the respective amounts of such liability for which they each shall be responsible.

          9.   Default by a Underwriter.  If any one or more Underwriters shall
               -------------------------
fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters under this Underwriting Agreement and such failure to purchase shall constitute a default in the performance of its or their obligations under this Underwriting Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in
Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however,
                                                           --------  -------
that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Underwriting Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Shareholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement, and the Prospectuses or in any other documents or arrangements may be effected. Nothing contained in this Underwriting Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Shareholders and any nondefaulting Underwriter for damages occasioned by its default under this Underwriting Agreement.

          10.  Termination.  This Underwriting Agreement shall be subject to
               ------------
termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Shares shall have been suspended by the Commission or a Canadian Securities Regulatory Authority, or the TSE or NASDAQ or trading in securities generally on the New York Stock Exchange, the TSE or NASDAQ shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges or NASDAQ, (ii) a banking moratorium shall have been declared by U.S. Federal, New York State or Canadian authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States or Canada of a national emergency or war, or other calamity or crisis, the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

          11.  Representations and Indemnities to Survive.  The respective
               ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Shareholder and of the Underwriters set forth in or made pursuant to this Underwriting Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Shareholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7, 8 and this Section 11 hereof shall survive the termination or cancelation of this Underwriting Agreement.

          12.  Notices.  All communications under this Underwriting Agreement
               --------
will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to such General Counsel at Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Tom Kordyback and confirmed to it 3700 Gilmore Way, Burnaby, British Columbia, V5G 4M1; or if sent to any Selling Shareholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule II hereto.

          13.  Successors.  This Underwriting Agreement will inure to the
               -----------
benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation under this Underwriting Agreement.

          14.  Applicable Law.  This Underwriting Agreement will be governed by
               ---------------
and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          15.  Jurisdiction.  Each of the Company and the Selling Shareholders
               -------------
agrees that any suit, action or proceeding against the Company brought by any Underwriter, the directors, officers, employees and agents of any Underwriter, or by any person who controls any Underwriter, arising out of or based upon this Underwriting Agreement or the transactions contemplated hereby may be instituted in any New York Court, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. Each of the Company and each Selling Shareholder has appointed CT Corporation as its authorized agent (the "Authorized Agent") upon whom process may be served in any suit, action or proceeding arising out of or based upon this Underwriting Agreement or the transactions contemplated herein which may be instituted in any New York Court, by any Underwriter, the directors, officers, employees and agents of any Underwriter, or by any person who controls any Underwriter, and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. Each of the Company and the Selling Shareholders hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders. Notwithstanding the foregoing, any action arising out of or based upon this Underwriting Agreement may be instituted by any Underwriter, the directors, officers, employees and agents of any Underwriter, or by any person who controls any Underwriter, in any court of competent jurisdiction in Canada.

          The provisions of this Section 15 shall survive any termination of this Underwriting Agreement, in whole or in part.

          16.  Currency.  Each reference in this Underwriting Agreement to
               ---------
Dollars (the "relevant currency") is of the essence. To the fullest extent permitted by law, the obligations of each of the Company and the Selling Shareholders in respect of any amount due under this Underwriting Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company or the Selling Shareholder making such payment will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of any of the Company or the Selling Shareholders not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

          17.  Waiver of Immunity.  To the extent that any of the Company or the
               -------------------
Selling Shareholders has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, each of the Company and the Selling Shareholders hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Underwriting Agreement.

          18.  Counterparts.  This Underwriting Agreement may be signed in one
               ------------
or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

          19.  Headings.  The section headings used in this Underwriting
               ---------
Agreement are for convenience only and shall not affect the construction hereof.

          20.  Definitions.  The terms which follow, when used in this
               ------------
Underwriting Agreement, shall have the meanings indicated.

          "Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Toronto.

          "Canadian Final PREP Prospectus" shall mean the final prospectus, as most recently amended, if applicable, filed with the Canadian Securities Regulatory Authorities and for which a final receipt has been obtained, provided that, from and after the time the supplemented Canadian Final PREP Prospectus is filed with the Canadian Securities Regulatory Authorities pursuant to the PREP Procedures in accordance with Section 5(i)(a) hereof, any reference to the Canadian Final PREP Prospectus herein shall be deemed to refer to the Canadian Final PREP Prospectus as so supplemented.

          "Commission" shall mean the Securities and Exchange Commission.

          "Effective Date" shall mean each date and time that the Registration Statement any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Underwriting Agreement is executed and delivered by the parties hereto.

          "New York Courts" shall mean the U.S. Federal or State courts located in the State of New York, County of New York.

          "Prospectuses" and "each Prospectus" shall mean the U.S. Prospectus, the Canadian Final PREP Prospectus and the Canadian Supplemental PREP Prospectus.

          "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

          "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in
     Section 1(a)(i) hereof.

          "Securities" shall mean the Underwritten Securities and the Option Securities.

          "Selling Shareholders" shall mean the persons named on Schedule II to the Underwriting Agreement.

          "Underwriter" and "Underwriters" shall mean the Underwriters.

          "Underwriters" shall mean the several underwriters named in Schedule I to the Underwriting Agreement.

          "Underwriting Agreement" shall mean this agreement relating to the sale of the Securities by the Company and the Selling Shareholders to the Underwriters.

          "United States or Canadian Person" shall mean any person who is a national or resident of the United States or Canada, any corporation, partnership, or other entity created or organized in or under the laws of the United States or Canada or of any political subdivision thereof, or any estate or trust the income of which is subject to United States or Canadian Federal income taxation, regardless of its source (other than any non-United States or non-Canadian branch of any United States or Canadian Person), and shall include any United States or Canadian branch of a person other than a United States or Canadian Person. "U.S." or "United States" shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          "U.S. Preliminary Prospectus" and the "Canadian Preliminary Prospectus," respectively, shall mean any preliminary prospectus with respect to the offering of the Securities in the United States and Canada, as the case may be, referred to in paragraphs 1(i)(a) and (b) above and any preliminary prospectus with respect to the offering of such Securities, as the case may be, included in the Registration Statement at the Effective Date that omits Rule 430A Information; the U.S. Preliminary Prospectus and the Canadian Preliminary Prospectus are collectively called the "Preliminary Prospectuses."

          "U.S. Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                              Very truly yours,

                              Corporation

                              By:__________________________________
                                  Name:
                                  Title:

                              [Names of Selling Shareholders]

                              By:__________________________________
                                  Name:
                                  Title:

                              As Attorney-in-Fact acting on behalf of the Selling Shareholders named in Schedule II to this Agreement

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


Salomon Smith Barney Inc.
Merrill Lynch, Pierce Fenner & Smith Incorporated
RBC Dominion Securities Inc.
By: Salomon Smith Barney Inc.


By:__________________________________
     Name:
     Title:

For themselves and the other
several Underwriters
named in Schedule I to the foregoing
Agreement.

                                   SCHEDULE I
                                   ----------


                                    Number of Underwritten
                                    ----------------------
                                    Securities to be
                                    ----------------
Underwriters                        Purchased
------------                        ---------

Salomon Smith Barney Inc.............................

Merrill Lynch Pierce, Fenner & Smith Incorporated....

RBC Dominion Securities Inc..........................

                                        ____________

     Total.............................

                                  SCHEDULE II
                                  -----------


                              Number of Underwritten
                              Securities to be Sold   Maximum Number of Option
Selling Shareholders:              to be Sold                Securities
---------------------         ----------------------  ------------------------
[name]
[address, fax no.]..........

[name]
[address, fax no.]..........



                              _____________                _____________

     Total..................
                              =============                =============

                                  SCHEDULE III
                                  ------------



Persons to sign Lock-up Agreements